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                                                                      Exhibit 24
                               PPL CORPORATION

                               2000 ANNUAL REPORT
                    TO THE SECURITIES AND EXCHANGE COMMISSION
                                  ON FORM 10-K

                                POWER OF ATTORNEY
                                -----------------

                The undersigned directors of PPL Corporation, a Pennsylvania corporation, that is to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its 2000 Annual Report on Form 10-K, do hereby appoint William F. Hecht, John R. Biggar and Robert J. Grey their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for them and in their names said Form 10-K Report and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter said Form 10-K Report, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capacities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.
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                IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 23rd day of February, 2001.


/s/  Frederick M. Bernthal         L.S.    /s/  William F. Hecht            L.S.
-----------------------------------        ---------------------------------
Frederick M. Bernthal                      William F. Hecht



/s/  John W. Conway                L.S.    /s/  Stuart Heydt                L.S.
-----------------------------------        ---------------------------------
John W. Conway                             Stuart Heydt



/s/  E. Allen Deaver               L.S.    /s/  Frank A. Long               L.S.
-----------------------------------        ---------------------------------
E. Allen Deaver                            Frank A. Long



/s/  William J. Flood               L.S.   /s/  W. Keith Smith              L.S.
------------------------------------       ---------------------------------
William J. Flood                              W. Keith Smith



/s/  Elmer D. Gates                L.S.
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Elmer D. Gates